UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Furr Employment Agreement

On December 8, 2025, the Company and William B. Furr entered into the Third Amendment to Employment Agreement (the “Third Amendment”), which is effective as of August 30, 2025. The Third Amendment amends the Employment Agreement, dated as of September 1, 2016 (the “Original Employment Agreement”), as amended and supplemented by that certain First Amendment to Employment Agreement, dated as of August 30, 2019 (the “First Amendment”) and Second Amendment to Employment Agreement, dated as of August 30, 2022 (the “Second Amendment,” and together with the Original Employment Agreement and First Amendment, collectively, the “Employment Agreement”), between the Company and Mr. Furr, as follows:

•	Extends the term of the Employment Agreement until August 31, 2028 (the Employment Agreement previously expired on August 31, 2025);

•	Amends the Employment Agreement to provide that upon death or disability, Mr. Furr will receive a pro rata portion of his target bonus;

•	Expands the coverage of the non-interference/solicit provisions;

•	In consideration of the expansion of the non-interference/solicit provisions, the non-competition provision was removed; and

•	Removes provisions that are no longer applicable.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is attached as Exhibit 10.6.4 to this Current Report on Form 8-K and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit
10.6.4	Third Amendment to Employment Agreement by and between Hilltop Holdings Inc. and William B. Furr, dated December 8, 2025, but effective as of August 30, 2025.

104	Cover Page Interactive File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	December 9, 2025	By:	/s/ COREY PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	Executive Vice President,
General Counsel & Secretary

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